Exhibit 99.1

August 2018 Investor Presentation

Investor Presentation Forward-looking information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDA, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. 2

Investor Presentation Arch Coal in brief  Arch is a premier U.S. producer and marketer of high-quality coking coals – – – We operate large, modern coking coal mines at the low end of the U.S. cost curve Our product slate is dominated by High-Vol A coals that earn a market premium Arch has exceptional, long-lived reserves that provide valuable optionality for long-term growth  Arch’s strong coking coal position is supplemented by our top-tier thermal franchise – – We operate highly competitive mines in the Powder River Basin and other key supply regions Our mines have modest capital needs and generate significant free cash  Arch has deep expertise in mining, marketing and logistics – and, critically, in mine safety and environmental stewardship – and levers those competencies in both steel and power markets  Arch generates high levels of free cash flow and has demonstrated a commitment to returning excess cash to shareholders through a robust stock buyback program and a recurring quarterly dividend 3

Investor Presentation We operate a streamlined portfolio of large, modern, well-capitalized and low-cost mines that can generate free cash flow at all points in the cycle POWDER RIVER BASIN: METALLURGICAL: BLACK THUNDER COAL CREEK LEER SENTINEL MOUNTAIN LAUREL BECKLEY OTHER THERMAL: WEST ELK VIPER COAL-MAC HEADQUARTERS 4

Arch’s Strong Financial Position Arch’s Leading Position in a Strengthening Met Market

Investor Presentation Arch has the industry’s strongest balance sheet NET DEBT (IN MILLIONS OF $ AT 6/30/20 18)  Arch had $403 million of cash at 6/30/2018, against debt of just $324 million Arch’s approximately $300 million term loan has a coupon of L+275 – a level significantly lower than most industry peers $569  Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 ($49) ($78) Source: Arch and company filings Peer group includes Alliance, Cloud Peak, Consol Coal Resources, Contura, Peabody and Warrior (listed alphabetically) Note 1: Peer 2 is as of 3/31/2018 $396$398 $311 $231 6

Investor Presentation Arch generates more free cash flow per dollar of EBITDA than any other industry peer  Arch’s free cash flow1 as a percentage of EBITDA is highest in the industry Analyst community is expecting strong ongoing free cash flow Capex, interest expense and income taxes, in aggregate, are projected to be around $100 million in 2018 Arch’s tax rate is expected to be near zero for the foreseeable future FREE CASH FLOW AS A PERCENTAGE OF 2017 EBITDA 81%  66% 63% 61%   Arch Peer 1 Peer 2 Peer 3 Peer 4Peer 5* Peer 6 Source: Arch and company filings Peer group includes Alliance, Cloud Peak, Consol Coal, Contura, Peabody and Warrior (listed alphabetically) Capex and tax rate guidance as of 4/26/18 * Assumes a calculated FY 2017 EBITDA number Note:1 Reconciliation of non-GAAP measures can be found at the end of this presentation 73% 50% 36% 7

Investor Presentation 8

Arch has a demonstrated approach to returning capital to shareholders

$41 million*

in recurring quarterly dividends

Represents a 2% dividend yield

SHARES OF COMMON STOCK OUTSTANDING
(IN MILLIONS)


25
5.3 m shares
19.7
Public Relisting
10/5/16
Quarter End
6/30/18

$419 million* in total buybacks

$461 million*

returned to ARCH shareholders

97% of FCF[1] over the time period

Source: ARCH
*Since the announcement of the capital return program on 5/2/17
Note 1: Reconciliation of non-GAAP measures can be found at the end of this presentation

Investor Presentation Arch has employed a strategic and disciplined capital approach geared toward its high-margin coking coal franchise ARCH CAP ITAL EXPENDITURE S (IN MILLIONS $) EBITDA CONTRIBUTION (IN MILLIONS $)  Arch’s coking coal franchise is contributing a significant and growing percentage of overall EBITDA We continue to maintain very low levels of capital at our thermal operations and expect to do so going forward $4181  $852 2017 ACTUAL 2018F CONSENSUS ESTIMATE 2017 2018F LAND/SUPPORT COKING THERMAL Source: Arch Note 1: Reconciliation of nonGAAP measures can be found at the end of this presentation; 2018 EBITDA forecast reflects the consensus estimate of the nine sell-side analysts covering ARCH Note 2: 2018 Capex is midpoint of guidance provided on 7/31/18 $59 $3901 9

Investor Presentation Arch continuously evaluates which avenues provide the best risk-adjusted returns EBITDA  Interest Expense =  Capex  Taxes Organic Growth Special Dividends Recurring Dividends Share Buybacks M&A Limited availability to “average up” existing coking coal portfolio “Diamonds in rough” few and far between Prospects screened against organic opportunities • Highly attractive prospects – particularly at Tygart No rush to move forward Value should continue to grow as global cost curve shifts higher • • Currently a 2% yield Allows for broadest participation in equity Set at a level viewed as sustainable throughout market cycle • • Proven value creation to date Attractive mechanism while stock is deemed a good value Both systematic and opportunistic • More systematic “buyback” approach favored at present • • • • • • • 90% of FCF in 2017 7% of FCF in 2017 Note: In addition, Arch used free cash generated in 2017 – as well as the release of formerly restricted cash – to pay down debt ($30 million) and build cash ($36 million), among other uses 10

Arch’s Premier Coking Coal Franchise

Investor Presentation Arch is the largest producer of High-Vol A quality coking coal and offers a varied product slate ARCH’S COKING COAL PRODUCT SUITE (PERCENTA GE OF EXPECTE D 2018 SALES) U.S. ESTIMATE D HIGH-V OL A COKING COAL PRODUCTION, 2017 (IN MILLIONS OF TONS) 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 Arch Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Source: Arch and MSHA Peer group includes Alpha, Blackhawk, Contura, Coronado, Warrior (listed alphabetically) 12

Investor Presentation Arch has a highly competitive cost structure positioned toward the low end of the U.S. metallurgical cost curve  In addition to its cost structure, Arch’s coking coal franchise boasts a significant quality advantage over many of its peers At the midpoint of 2018 guidance, Arch’s costs would be around $12.50 per ton lower than the estimated U.S. average Arch expects its coking coal costs to remain highly competitive, while the industry cost curve is expected to shift up and to the right U.S. METALLURGICAL CASH COSTS, MAJOR PRODUCERS ($ PER TON, WEIGHTED AVERA GE 2017, ESTIMATED) $100 imated average U.S. ing coal $75  cash costs $50  $25 $0 Peer 1 Arch Peer 2 Peer 3 Peer 4 Peer 5 Source: Wood Mackenzie and internal estimates Note: Midpoint of Arch’s FY2018 metallurgical cash cost guidance at 7/31/18; Reconciliation of forward-looking non-GAAP segment cash costs can be found at the end of this presentation Est cok $62.50 13

Investor Presentation U.S. coking coals – particularly high-vol products – are a core component of global coke blends ARCH’S 2018 PROJECTED COKING COAL SHIPMENTS BY DEMAND REGION Arch has a highly strategic, 36-percent equity interest in Dominion Terminal Associates (DTA) in Newport News, Va. Map reflects Arch’s historical global customer base 14

Investor Presentation Arch has significant exposure to global coking coal markets ARCH’S 2018 COKING COAL S ALE S POSITION (% COMMITTED/UNCOMMITTED COKING COAL SALES *)  Unpriced and uncommitted coking coal volumes allow Arch to capitalize on strong coking coal market dynamics Arch has a solid base of annual fixed-price contracts locked up with select North American steelmakers  More than 30 percent of Arch’s coking coal volumes are exposed to seaborne market pricing *Based on midpoint of FY2018 coking coal volume guidance at 7/31/18 15

Investor Presentation Global coking coal markets continue to trade at attractive levels  High-Vol A coals are currently trading at a $9 premium to Low-Vol coals and a nearly $20 premium to High-Vol B products  High-Vol A coals have traded at a premium to Low-Vol coals in 13 of the past 22 quarters  We expect High-Vol A coals to remain in tight supply MONTHLY AVERAGE HIGH-VOL A ASSESSMENT, U.S. EAST COAST ($ PER METRIC TON) $300 $250 $200 $150 $100 $50 Source: Platts Note: Platts Daily Assessments, U.S. East Coast as of 8/6/18 Feb March April May June July Aug Sept Oct Nov Dec Jan-17 Feb March April May June July Aug Sept Oct Nov Dec Jan-18 Feb March April May June July HVA : $176.50 LV:$167.50 HVB:$157.00 16

Investor Presentation Coking coal markets remain in tight balance, with even minor disruptions spurring strong upward moves in price HISTORICAL HARD COKING COAL PRICES $350 $300 $250 $200 $150 Supply Tropical restrictions challenges $100 and increased $50 $0    Lack of new investment has made the entire system – mines, rail and ports – fragile Pullbacks in the market continue to spur renewed buying activity – particularly in China where domestic costs are rising What will trigger the next supply disruption? Source: Platts and Arch Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 ($ PER METRIC TON) Australian production disruptions Australian Chinese policylogistical Cyclone Debbiedisruptions Flooding in ShaanxiChinese imports 17

ArchCoal
Investor Presentation 18

Global coking coal demand appears well-supported


GLOBAL STEEL AND HOT METAL PRODUCTION
(IN MILLIONS OF METRIC TONS)
STEEL
HOT METAL
1,587
1,162
1,675
1,175
+5.0% YTD
+1.8% YTD
882
608
2016
2017
1H-2018


Dalian most traded futures
$177
September 2018
Singapore swaps market
$182
2019
$172
2020

- Global steel output increased again in Q2 2018 – up 5.0 percent for the first half of the year – while hot metal production was up as well

Source: World Steel Association, Platts, Metal Bulletin at 8/7/18 and FIS at 8/7/18

Investor Presentation Over the next eight years, solid demand growth is forecast for major U.S. coking coal consuming regions EXPECTE D GLOBAL COKING COAL IMPORTS (IN MILLIONS OF METRIC TONS)  The seaborne coking coal market is projected to grow by 40 million metric tons through 2025  Metallurgical imports into Europe and Brazil – both major demand centers for U.S. High-Vol A coals – should climb  India represents a significant opportunity for the seaborne market – both directly and as a sink for Australian output  We expect Chinese imports to remain sizeable and stable as potentially declining BF/BOF production is counter-balanced by coking coal cost pressures and quality degradation 77 Europe South Korea Brazil 2025 India 2017 Source: Consensus of AME, CRU and Wood Mackenzie 60 53 52 3537 1518 19

Investor Presentation Sustained high pricing will be required to induce sufficient supply to meet demand growth 12 10 2017 2025F 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H 2017 2018P 2019P 2020P 2021P     Coal market forecasters are projecting significant demand growth between now and 2025 Australian producers will need to increase capital spending appreciably to achieve the projected increases U.S. exports are projected to decline due to higher costs and ongoing degradation and depletion The cokig coal build-out in Mozambique is projected to slow appreciably after 2019 Source: BHP, Anglo and Bloomberg; Wood Mackenzie; Vale; and Internal U. S. M ET SEABORNE EXPORTSAUSTRALI AN M ETALLURGI CAL COAL ANNOUNCED CAPEXM OZAM BI QUE M ETALLURGI C AL COAL PRODUCTI ON (IN MILLIONS OF TONS)(IN MILLIONS $)(I N MI LLI ONS OF METRI C TONS) $1,200BHP Queensland14 $1,000 $8008 $6006 $4004 $2002 $00 121213131414151516161717 51 46 Anglo Met Coal 20

Investor Presentation Source: Arch Arch has extensive, comparable, low-cost reserves adjacent to its flagship Leer mine  Reserves are comparable in geology and High-Vol A coal quality and are owned in fee  This 200-million-ton adjacent reserve block could support additional longwall operations  Reserves are undergoing permitting and provide excellent optionality for long-term growth 21

Arch’s Well-Positioned Thermal Coal Franchise

Investor Presentation Arch’s PRB portfolio generates significant cash flows with modest ongoing capital requirements  Arch produces the vast majority of its thermal coal from its Powder River Basin operations  Arch’s flagship thermal operation is the Black Thunder mine – Highest heat content coal in the southern PRB One of the lowest cost mines in the U.S. –  Coal Creek mine rounds out Arch’s strong PRB portfolio – This low-cost, low-ratio operation is well-positioned on the joint line and serves a stable customer base 23

Investor Presentation Generator stockpiles continue to correct lower NATIONWIDE AND PRB-SERVED GENERATOR STOCKPILES (IN MILLIONS OF TONS) National Generator Stockpiles PRB Generator Stockpiles 200 150 100 50 0 Dec-15 Dec-16 Dec-17 Dec-18  Assuming normal weather and relatively stable natural gas pricing, stockpiles could approach historical target levels by year-end 2018  We expect PRB demand to remain sizable and relatively stable in the near to intermediate term 24

Investor Presentation to both Tier 1 Eastern railroads. portfolio is Viper is an efficient Illinois deep mine supported by PRB generator and complementary industrial customers. and ILB of the lowest net cost structures in the region. basins high-heat, low-sulfur coal for domestic and Coal-Mac is a low-cost West Virginia surface mine with an Arch’s thermalCAPPcustomer base, modest capital requirements and rooted in its PRB positiona long-term supply contract with a nearby municipal supplementedKnight Hawk, in which Arch holds a 49-percent by low-costequity interest, is a mid-sized ILB producer with one operations in other key WBIT West Elk is a low-cost Colorado longwall mine that international power generators as well as industrial customers throughout the Southwest. 25

Investor Presentation Arch continues to leverage strong international prices to move its high-quality thermal products NEWCASTLE FINANCIAL FUTURES ($ PER TONNE) into seaborne thermal markets  West Elk volumes are competitive off the U.S. West Coast through the entire strip Recent strength in API-2 prices allowed Arch to secure fixed-price export commitments from its Coal-Mac operation for 2018 Arch has contracted 4.5 million tons of thermal coal for export this year $125.00 $100.00 Point at which exports from West Elk are competitive off the West Coast  $75.00 $50.00 $25.00  $0.00 4Q-18 2018 2019 2020 2021 2022 2023 2024 Source: ICE 26

Investor Presentation Looking ahead  Global metallurgical markets are robust, Arch’s market exposure is substantial, and market fundamentals remain healthy and supportive  Domestic thermal fundamentals are improving and vigorous seaborne thermal demand is creating attractive opportunities for our Other Thermal segment  Arch’s overall financial position is exceptionally strong, we have negative net debt, and cash requirements should remain modest  We have a proven and demonstrated cash return policy that is driving significant value for our shareholders  Our exceptional undeveloped coking coal reserves offer optionality for long-term growth 27

August 2018 Investor Presentation

Investor Presentation Reconciliation of Non-GAAP measures Included in this presentation, we have disclosed certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income and cash flows as reported under GAAP. Adjusted EBITDA is defined as net income attributable to the Company before the effect of net interest expense, income taxes, depreciation, depletion and amortization, accretion on asset retirement obligations, amortization of sales contracts and reorganization items, net. Adjusted EBITDA may also be adjusted for items that may not reflect the trend of future results by excluding transactions that are not indicative of the Company's core operating performance. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded from Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation, nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. The Company uses adjusted EBITDA to measure the operating performance of its segments and allocate resources to the segments. Furthermore, analogous measures are used by industry analysts and investors to evaluate our operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Successor Successor Octobe r 2, 2016 through De ce m be r 31, 2016 (Unaudited) Pre de cess or Thre e M onths Ende d De ce m be r 31, 2017 (Unaudited) Tw e lve M onths Ende d De ce m be r 31, 2017 January 1, 2016 thr ough Octobe r 1, 2016 (Unaudited) (Unaudited) 238,450 (35,255) 24,256 122,464 30,209 53,985 - (21,297) 2,547 2,398 - Net income Provision for (benefit from) income taxes Interest expense, net Depreciation, depletion and amortization Accretion on asset retirement obligations Amortization of sales contracts, net Asset impairment and mine closure costs $ 81,271 $ $ 33,449 1,156 10,754 32,604 7,634 796 - - - 759 7,345 $ 1,242,081 (4,626) 133,235 191,581 24,321 (728) 129,267 - 2,213 (1,630,041) - (34,771) 4,945 27,928 7,383 11,082 - 277 - Gain on sale of Lone Mountain Processing, Inc. Net loss resulting from early retirement of debt and debt restructuring Reorganization items, net Fresh start coal inventory adjustment (494) - Adjusted EBITDAR $ 97,621 $ 417,757 $ 94,497 $ 87,303 29

Investor Presentation Reconciliation of Non-GAAP measures The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP Segment cash cost per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items for this non-GAAP measure are transportation costs, which are a component of GAAP revenues and cost of sales; the impact of hedging activity related to commodity purchases that do not receive hedge accounting; and idle and administrative costs that are not included in a reportable segment. Management is unable to predict without unreasonable efforts transportation costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. Management is unable to predict without unreasonable efforts the impact of hedging activity related to commodity purchases that do not receive hedge accounting due to fluctuations in commodity prices, which are difficult to forecast due to their inherent volatility. These amounts have historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. Idle and administrative costs that are not included in a reportable segment are expected to be between $15 million and $20 million in 2018. Free cash flow is defined as cash provided by (used in) operating activities less cash used for capital expenditures. Free cash flow is used by management as a measure of the Company's ability to generate excess cash flow from our core business operations. Free cash flow should not be considered in isolation or as an alternative to similar measures under generally accepted accounting principles. 30